                                                                    EXHIBIT 99.3

           UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

The following Unaudited Pro Forma Condensed Combined Statements of Operations for the year ended December 31, 2003 and for the six months ended June 30, 2004 have been prepared to give effect to the recent acquisition by OMNI Energy Services Corp (the "Company") of Trussco, Inc. and Trussco Properties, L.L.C. on June 30, 2004, and to assist investors and readers of our financial statements in understanding what our combined results could be on an annual basis had the acquisitions of American Helicopters, Inc., Trussco, Inc. and Trussco Properties, L.L.C. occurred on January 1, 2003 and January 1, 2004.

The unaudited pro forma statements of income for the year ended December 31, 2003 and the six months ended June 30, 2004 give pro forma effect to: (1) the acquisition on June 30, 2004 of Trussco, Inc. and Trussco Properties, LLC and
(2) the acquisition of American Helicopter, Inc. ("AHI") on November 19, 2003, as if the acquisitions had occurred on January 1, 2003. The financial information for Trussco, Inc. and Trussco Properties, L.L.C. (hereinafter "Trussco") has been combined in the pro forma statements of income to reflect the acquisitions of the two entities from the common selling stockholder.

The unaudited pro forma information is based upon available information and certain assumptions and adjustments, described in the accompanying notes, that the Company believes are reasonable in the circumstances. Pro forma adjustments are applied to the historical financial statements of the Company, AHI and Trussco. The Unaudited Pro Forma Condensed Combined Statements of Operations do not purport to represent what our results of operations actually would have been if the events described above had occurred as of the dates indicated or what our results will be in future periods. The acquisition of AHI and Trussco are accounted for under the purchase method of accounting. The purchase price allocation, related to Trussco, among the assets acquired and the assignment of lives to the intangible assets are preliminary and subject to further evaluation, as the Company has not yet finalized its valuation of assets acquired.

The Unaudited Pro Forma Condensed Combined Financial Statements of Income should be read in conjunction with the Company's historical Consolidated Financial Statements and related Notes thereto, Management's Discussion and Analysis of Financial Condition and Results of Operations included in the Company's Annual Report on Form 10-K/A, as amended on September 13, for the year ended December 31, 2003 and the Quarterly Reports on Form 10-Q for the quarters ended March 31 and June 30, 2004 (unaudited).

                           OMNI ENERGY SERVICES CORP.
              PRO FORMA CONDENSED COMBINED STATEMENTS OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2003
                                 (IN THOUSANDS)

                                    UNAUDITED


                                                                                                                          TOTAL
                                                                              PRO FORMA                                 YEAR ENDED
                                                                 PRO FORMA   CONSOLIDATED                  PRO FORMA    DECEMBER 31,
                                         OMNI         AHI(a)    ADJUSTMENTS      OMNI       TRUSSCO(b)    ADJUSTMENTS      2003
                                      ----------    ---------   ----------    ----------    ----------  -------------- -----------
Operating revenue ..................  $   37,055    $   9,599   $      --     $   46,654    $   19,365   $       --     $   66,019
Operating expense ..................      28,741        7,152         (744)1      35,149        12,938          722 5       48,809
                                      ----------    ---------   ----------    ----------    ----------   ----------     ----------
Gross profit (loss) ................       8,314        2,447          744        11,505         6,427         (722)        17,210
General and administrative expense .       4,820        1,687          101 2       6,608         3,807          500 6       10,915
                                      ----------    ---------   ----------    ----------    ----------   ----------     ----------
Operating income (loss) ............       3,494          760          643         4,897         2,620       (1,222)         6,295
Interest expense ...................         999          233          100 3       1,332           217          700 7        2,249
Other (income) expense .............         245           19           --           264          (414)         (64)8         (214)
                                      ----------    ---------   ----------    ----------    ----------   ----------     ----------
Income (loss) before income taxes ..       2,250          508          543         3,301         2,817       (1,858)         4,260
Income tax (benefit) expense .......      (1,600)         173         (173)4      (1,600)           --           --         (1,600)
                                      ----------    ---------   ----------    ----------    ----------   ----------     ----------
Net income (loss) from
 continuing operations .............  $    3,850    $     335   $      716    $    4,901    $    2,817   $   (1,858)    $    5,860
                                      ==========    =========   ==========    ==========    ==========   ==========     ==========
Accretion of preferred stock
 and preferred stock dividends .....  $     (484)   $      --   $       --    $     (484)   $       --   $       --     $     (484)
                                      ==========    =========   ==========    ==========    ==========   ==========     ==========
Net income (loss) from continuing
 operations applicable to
 common and common equivalent shares  $    2,999    $     335   $      716    $    4,050    $    2,817   $   (1,858)    $    5,009
                                      ==========    =========   ==========    ==========    ==========   ==========     ==========

Basic income per common share:
    Income from continuing
    operations .....................  $     0.38    $      --   $       --    $       --    $      ---   $       --     $     0.61
Diluted income per common share:
    Income from continuing
    operations .....................  $     0.34    $      --   $       --    $       --    $       --   $       --     $     0.52
Number of shares used in
  calculating earnings
  per share:
    Basic ..........................       8,772           --           --            --            --           --          8,772
    Diluted ........................      11,362           --           --            --            --           --         11,362

    (a) For the period January 1, 2003 through acquisition date of November 19, 2003.

    (b) Includes the combined accounts of Trussco, Inc. and Trussco Properties, L.L.C., which were acquired simultaneously from the same selling shareholders.

  SEE PURCHASE PRICE ALLOCATION IN NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

  SEE NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENTS OF OPERATIONS

                           OMNI ENERGY SERVICES CORP.
              PRO FORMA CONDENSED COMBINED STATEMENTS OF OPERATIONS
                     FOR THE SIX MONTHS ENDED JUNE 30, 2004
                                 (IN THOUSANDS)

                                   UNAUDITED

                                                                                                                      TOTAL SIX
                                                                                                    PRO FORMA        MONTHS ENDED
                                                              OMNI              TRUSSCO (a)            ADJ.          JUNE 30, 2004
                                                           ----------          ------------        ----------        -------------
Operating revenue........................................  $   25,088            $    9,474        $       --          $   34,562
Operating expense........................................      19,565                 6,112               362  1           26,039
                                                           ----------            ----------        ----------          ----------
Gross profit (loss)......................................       5,523                 3,362              (362) 2            8,523
General and administrative expense.......................       4,920                 2,482               250  2            7,652
                                                           ----------            ----------        ----------          ----------
Operating income (loss)..................................         603                   880              (612)                871
Interest expense.........................................       1,609                    73               350  3            2,032
Other (income) expense...................................         147                   (15)              (32) 4              100
                                                           ----------            ----------        ----------          ----------
Income (loss) before taxes...............................      (1,153)                  822              (930)             (1,261)
Income tax benefit                                                 --                    --                --                  --
                                                           ----------            ----------        ----------          ----------
Net income (loss) from continuing operations.............  $   (1,153)           $      822        $     (930)         $   (1,261)
                                                           ==========            ==========        ==========          ==========
Accretion of preferred stock and preferred stock
 dividends...............................................  $     (490)           $       --        $       --          $     (490)
                                                           ==========            ==========        ==========          ==========
Net income (loss) from continuing operations
 applicable to common and common equivalent shares.......  $   (1,643)           $      822        $     (930)         $   (1,751)
                                                           ==========            ==========        ==========          ==========

Net income (loss) from continuing operations
 per common share:
    Basic................................................  $     0.16            $       --        $       --          $     0.17
    Diluted..............................................  $     0.16            $       --        $       --          $     0.17
Weighted average common shares outstanding:
    Basic................................................      10,502                    --                --              10,502
    Diluted..............................................      10,502                    --                --              10,502


    (a) Includes the combined accounts of Trussco, Inc. and Trussco Properties, L.L.C., which were acquired simultaneously from the same selling shareholders.

   SEE PURCHASE PRICE ALLOCATION IN NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS


   SEE NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

     NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS


                                 (IN THOUSANDS)

The following are footnotes to the Unaudited Pro Forma Condensed Combined Statement of Operations for the year ended December 31, 2003:

AHI

1 Reflects for the year ended December 31, 2003, pro forma adjustments for AHI of $(744) for the following reasons. One is a reduction of rental expense of $240 due to the purchase of aircraft totaling $1,250 by OMNI which had previously been accounted for as operating leases by AHI. The second is a net decrease in depreciation expense of $504 due to 1) a decrease in depreciation expense resulting from an increase in salvage values of fixed assets from 10% to 30% to conform to OMNI's estimated salvage values and 2) a decrease in depreciation expense resulting from an increase in useful lives of ten years at acquisition offset by 3) an increase in depreciation expense resulting from the increase in values of fixed assets resulting from the purchase price allocation and 4) an increase in depreciation expense resulting from the purchase of $1,250 of aircraft previously accounted for as operating leases by AHI.

2 Reflects for the year ended December 31, 2003, pro forma adjustments for AHI of $100 for an increase in salaries of $201 under new compensation agreements with management of AHI entered into at acquisition offset by a reduction in stockholder expenses of $100 that will be eliminated by the new compensation agreements with management/stockholders at acquisition.

3 Reflects for the twelve months ended December 31, 2003, pro forma adjustments for AHI of $100 for an increase in interest expense for debt on acquired aircraft of $1,250 which were previously operating leases.

4 Reflects for the twelve months ended December 31, 2003, pro forma adjustments for AHI of $(173) for a reduction in income taxes due to future consolidated tax provisions with OMNI and use of NOL carry forwards.

TRUSSCO

5 Reflects for the year ended December 31, 2003, pro forma adjustments for Trussco of $722 for increased depreciation based on the increase of approximately $3,766 in the fair market value of assets acquired in the acquisition with assumed estimated useful lives of five years.

6 Reflects for the year ended December 31, 2003, pro forma adjustments for Trussco of $500 for increased amortization based on the increase of approximately $2,500 in the fair market value of intangible assets acquired in the acquisition with assumed estimated useful lives of five years.

7 Reflects for the year ended December 31, 2003, pro forma adjustments for Trussco of $700 for an increase in interest expense on a total estimated borrowing of approximately $10,339 to fund the purchase of Trussco at OMNI's average borrowing rate of 6.8%.

8 Reflects for the twelve months ended December 31, 2003, pro forma adjustment for Trussco of $(64) for a reduction in stockholder expenses that will be eliminated by new compensation agreements with management/stockholders at acquisition.

       The following are footnotes to the Unaudited Pro Forma Condensed Combined Statement of Operations for the six months ended June 30, 2004:

TRUSSCO

1 Reflects for the six months ended June 30, 2004, pro forma adjustments for Trussco of $362 for increased depreciation based on the increase of approximately $3,766 in the fair market value of assets acquired in the Trussco acquisition with an assumed estimated useful life of five years.

2 Reflects for the six months ended June 30, 2004, pro forma adjustments for Trussco of $250 for increased amortization based on the increase of approximately $2,500 in the fair market value of intangible assets acquired in the acquisition with assumed estimated useful lives of five years.

3 Reflects for the six months ended June 30, 2004, pro forma adjustment for Trussco of $350 for an increase in interest expense on a total estimated purchase price of approximately $10,339 at OMNI's average borrowing rate of 6.8%.

4 Reflects for the six months ended June 30, 2004, pro forma adjustments for Trussco of $(32) for a reduction in stockholder expenses that will be eliminated by new compensation agreements with management/ stockholders at acquisition.

The following is a summary of the preliminary estimated purchase price at June 30, 2004 (in thousands):





Cash Paid at Closing
To Selling Stockholders .............................................    $ 6,000
Selling Stockholder Notes Payable ...................................        977
Whitney Bank Line of Credit .........................................        362
                                                                         -------
                                                                           7,339

Note Payable to Former Stockholders .................................      3,000

Assumption of Debt
Current liabilities .................................................      1,460
Ford Credit .........................................................         35
GE Capital ..........................................................          3
Abbeville Offshore Quarters .........................................         54
Federal Signal ......................................................         74
Midsouth Bank .......................................................          5
Xerox ...............................................................          6
                                                                         -------
 ....................................................................      1,637
                                                                         -------
TOTAL ...............................................................    $11,976
                                                                         =======


The preliminary allocation of the estimated purchase price is based on internally prepared preliminary assessment of the fair value of the assets and liabilities of Trussco at June 30, 2004 which is as follows:


Current Assets ......................................................   $ 3,643
Fixed Assets ........................................................     5,814
Other Assets ........................................................     2,519
Assumption of debt ..................................................    (1,637)
Stockholder Notes ...................................................    (3,000)
                                                                        -------
    TOTAL ...........................................................   $ 7,339
                                                                        =======